UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          July 29, 2014 (July 22, 2014)
                Date of Report (Date of earliest event reported)


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-49669                  30-0658859
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

1350 Avenue of the Americas, 24th FL, New York, NY                 10019
    (Address of principal executive offices)                     (Zip Code)

                                 (347) 821-3452
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to a unanimous written consent, the Board of Directors of the Registrant approved the issuance of 1,924,242 shares of Class A Voting Common Stock, par value $0.001 (the "Shares") to each of John R. Rice III, its President and Joseph F. Ingrassia its Vice-President and Interim Financial Officer for a total aggregate consideration of $127,000. The Shares have not been registered under the Securities Act of 1933, as amended and are restricted accordingly.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMINCOR, INC.

Date: July 29, 2014

                                        By: /s/ John R. Rice, III
                                           ---------------------------------
                                           John R. Rice, III
                                           President

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